Exhibit 99.1

TRI POINTE HOMES TO COMBINE WITH WEYERHAEUSER COMPANY’S HOMEBUILDING BUSINESS

- Establishes TRI Pointe as a Top 10 Homebuilder -

- Significantly Strengthens Presence in California Markets -

- Company Will Add Five Operating Brands with Considerable Depth and Experience in Washington, Texas, Arizona, Nevada and Washington, DC Markets -

IRVINE, Calif. (November 4, 2013) – TRI Pointe Homes, Inc. (NYSE: TPH) (“TRI Pointe” or the “Company”) today announced that its Board of Directors approved a definitive agreement pursuant to which Weyerhaeuser Real Estate Company (“WRECO”), the wholly-owned homebuilding and real estate subsidiary of Weyerhaeuser Company (NYSE: WY) (“Weyerhaeuser”) will combine with a subsidiary of TRI Pointe in a transaction valued at approximately $2.7 billion.

The transaction, which is expected to close by the end of the second quarter of 2014, will establish TRI Pointe as one of the 10 largest homebuilders in the United States based on estimated combined equity market value and provide Weyerhaeuser shareholders with the opportunity to own shares in one of the largest homebuilders in the country.

TRI Pointe will acquire five distinct market-leading brands with operations in key growth markets:

•	Pardee Homes – Southern California and Las Vegas;

•	Trendmaker Homes – Texas;

•	Maracay Homes – Arizona;

•	Winchester Homes – Washington, DC metro area; and

•	Quadrant Homes – Puget Sound region of Washington State.

These companies own or control approximately 27,000 lots primarily located in high-growth, lot-constrained markets. The transaction is consistent with TRI Pointe’s strategy to build a strong regional homebuilder focused on the nation’s most attractive housing markets.

“Today’s announcement is an important milestone for our organization as it transforms TRI Pointe into one of the leading players in the homebuilding industry,” said Doug Bauer, TRI Pointe chief executive officer. “Our mission from day one has been to be the next-generation homebuilder, and this transaction uniquely positions us to build on our established momentum, expand our footprint and capitalize on new growth opportunities. This is exciting news for our shareholders, employees and customers, and we look forward to delivering more top-quality homes across the country.”

“Doug and the management team have built TRI Pointe rapidly through a dedication to innovative designs and strong customer commitment,” said Barry Sternlicht, chairman of the board of TRI Pointe. “Both organizations share a disciplined, hands-on approach, leveraging strong local market relationships, and they have established reputations for delivering quality homes on budget and on schedule to drive shareholder value.”

Summary of Strategic Benefits:

The transaction is expected to provide TRI Pointe and Weyerhaeuser shareholders with the opportunity to own one of largest homebuilding companies in the country with an established presence in some of the nation’s most attractive housing markets, operated by one of the most respected management teams in the industry. TRI Pointe expects that the transaction will:

•	Enhance Geographic Presence: TRI Pointe will significantly broaden its geographic footprint with the addition of WRECO’s operations and local market leadership, providing entry into high-growth markets that exhibit favorable long-term economic and demographic fundamentals. These markets include Houston, Phoenix, Tucson, Las Vegas, Southern California, the Washington DC metro area, Richmond, and the Puget Sound region of Washington State.

•	Deepen California Footprint: The addition of Pardee Homes will deepen TRI Pointe’s footprint considerably in key lot-constrained Southern California counties including Los Angeles, San Diego, Riverside, and San Bernardino. Each is a market where TRI Pointe has extensive local knowledge and key land developer relationships.

•	Expand Land Holdings: Through the transaction, TRI Pointe will increase its land inventory by gaining control of WRECO’s approximately 27,000 lots. More than 16,000 of these lots are located in lot-constrained California markets where TRI Pointe has strong knowledge and an established history of success. The added land holdings provide optionality for future land and lots sales.

•	Provide Best-in-Class Management Team: In addition to TRI Pointe’s executive management team, TRI Pointe will gain an experienced senior management team, operating five distinct homebuilders, that boasts an average of 21 years operating in their regional markets. These teams have unparalleled local knowledge and relationships in their respective markets.

•	Increase Market Capitalization & Liquidity: The transaction will increase TRI Pointe’s market capitalization and shares outstanding, and improve its access to the capital markets. Additionally, the combined company will benefit from strong margin contribution from WRECO’s assets, which are being transferred at book value.

Transaction Details:

Under the terms of the transaction agreement, Weyerhaeuser will distribute ownership of WRECO to Weyerhaeuser shareholders in either a spin-off or split-off transaction, which will be immediately followed by a merger of WRECO with a subsidiary of TRI Pointe, with WRECO surviving the merger and becoming a wholly owned subsidiary of TRI Pointe. If Weyerhaeuser elects a spin-off, all Weyerhaeuser shareholders will participate pro-rata. In a split-off, Weyerhaeuser will conduct an exchange offer pursuant to which its shareholders will elect whether to exchange Weyerhaeuser shares for WRECO shares. Weyerhaeuser will determine which approach it will take prior to closing the transaction and no decision has been made at this time. Regardless of the method, upon closing of the merger, Weyerhaeuser shareholders will receive approximately 80.5 percent of TRI Pointe shares on a fully diluted basis and pre-transaction TRI Pointe shareholders will own the balance of TRI Pointe shares.

The value of the transaction is $2.7 billion, comprising 130 million shares of TRI Pointe common stock, valued at $2.0 billion, based on the closing market price of TRI Pointe’s shares on November 1, 2013, and, immediately prior to the distribution of WRECO, an approximately $700 million cash payment from WRECO to Weyerhaeuser, which will be retained by Weyerhaeuser after the closing of the transaction. The amount of the cash payment to Weyerhaeuser is subject to adjustment based on the terms set forth in the transaction agreement. Upon closing, TRI Pointe will have approximately 161 million shares outstanding. The transaction is expected to be tax-free for both companies and their shareholders.

Under the terms of the transaction agreement, certain assets of WRECO will be excluded from the transaction and retained by Weyerhaeuser.

The transaction is expected to close in the second quarter of 2014, subject to customary closing conditions including regulatory and TRI Pointe shareholder approvals. TRI Pointe has secured financing commitments from Citigroup and Deutsche Bank Securities for this transaction. TRI Pointe and WRECO will continue to operate separately until the transaction closes.

Governance and Management:

Doug Bauer, Tom Mitchell and Mike Grubbs will continue to serve as chief executive officer, president and chief operating officer and chief financial officer, respectively, of TRI Pointe upon closing of the transaction.

TRI Pointe’s headquarters will remain in Irvine, California.

Barry S. Sternlicht will continue as Chairman of the Board of TRI Pointe and Doug Bauer will also continue as a director. TRI Pointe will expand its Board from seven to nine directors and Weyerhaeuser will select four of the nine directors for appointment to the Board.

Employees:

Upon closing of the transaction, there will be no immediate changes to the operations of WRECO’s multiple brands and operating subsidiaries. TRI Pointe intends to provide the necessary resources to support WRECO’s employees and the continued growth of each brand.

Advisors:

Deutsche Bank Securities is serving as financial advisor to TRI Pointe and Gibson, Dunn & Crutcher LLP is TRI Pointe’s legal advisor.

Joint Conference Call and Investor Information:

TRI Pointe and Weyerhaeuser will host a joint conference call at 8:30am Eastern Time on Monday, November 4th, 2013 to discuss the transaction. A copy of the management’s presentation will be available in the Investor Relations section of TRI Pointe’s website at www.TRIPointeHomes.com.

The call can be accessed by dialing 1-877-407-3982 for domestic participants or 1-201-493-6780 for international participants. A replay of the call will be available through November 18, 2013 and can be accessed by dialing 1-877-870-5176 for domestic participants or 1-858-384-5517 for international participants (access code 13572750).

Interested parties can also listen to the call live on the internet through the Investor Relations section of TRI Pointe’s website. Listeners should go to the website at least 15 minutes prior to the call to download and install any necessary audio software.

About TRI Pointe Homes, Inc.:

TRI Pointe is engaged in the design, construction and sale of innovative single-family homes in planned communities in major metropolitan areas located throughout Southern and Northern California and, more recently, Colorado. TRI Pointe is headquartered in Irvine, California. For more information about TRI Pointe and its new home developments please visit the Company’s website at www.TRIPointeHomes.com.

Forward Looking Statements:

This press release contains statements concerning Weyerhaeuser and TRI Pointe that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on various assumptions and the current expectations of the management of Weyerhaeuser and TRI Pointe, and may not be accurate because of risks and uncertainties surrounding these assumptions and expectations. Factors listed below, as well as other factors, may cause actual results to differ significantly from these forward-looking statements. There is no guarantee that any of the events anticipated by these forward-looking statements will occur. If any of the events occur, there is no guarantee what effect they will have on the operations or financial condition of Weyerhaeuser or TRI Pointe. Forward-looking statements included herein are made as of the date hereof, and Weyerhaeuser and TRI Pointe undertake no obligation to publicly update or revise any forward-looking statement unless required to do so by the federal securities laws.

Some forward-looking statements discuss Weyerhaeuser’s and TRI Pointe’s plans, strategies and intentions. They use words such as “expects,” “may,” “will,” “believes,” “should,” “would,” “could,” “approximately,” “anticipates,” “estimates,” “targets,” “intends,” “likely,” “projects,” “positioned,” “strategy,” “future,” and “plans.” In addition, these words may use the positive or negative or other variations of those terms. Forward-looking statements in this press release include statements regarding the expected effects on Weyerhaeuser, WRECO and TRI Pointe of the proposed distribution of WRECO to Weyerhaeuser’s shareholders and merger of WRECO with a subsidiary of TRI Pointe (the “Transaction”), the anticipated timing and benefits of the Transaction and whether the Transaction will be tax-free for Weyerhaeuser and its shareholders for U.S. federal income tax purposes. Forward-looking statements also include all other statements in this press release that are not historical facts.

These statements are based on the current expectations of the management of Weyerhaeuser and TRI Pointe (as the case may be) and are subject to uncertainty and to changes in circumstances. Major risks, uncertainties and assumptions include, but are not limited to: the satisfaction of the conditions to the Transaction and other risks related to the completion of the Transaction and actions related thereto; Weyerhaeuser’s and TRI Pointe’s ability to complete the Transaction on the anticipated terms and schedule, including the ability to obtain shareholder and regulatory approvals and the anticipated tax treatment of the Transaction and related transactions; risks relating to any unforeseen changes to or effects on liabilities, future capital expenditures, revenues, expenses, earnings, synergies, indebtedness, financial condition, losses and future prospects; TRI Pointe’s ability to integrate WRECO successfully after the closing of the Transaction and to achieve anticipated synergies; the risk that disruptions from the Transaction will harm Weyerhaeuser’s or TRI Pointe’s businesses; the effect of general economic conditions, including employment rates, housing starts, interest rate levels, availability of financing for home mortgages, and the strength of the U.S. dollar; and other factors described under “Risk Factors” in each of Weyerhaeuser’s and TRI Pointe’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. However, it is not possible to predict or identify all such factors. Consequently, while the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties.

Additional Information and Where to Find It:

In connection with the proposed “Reverse Morris Trust” transaction between TRI Pointe and Weyerhaeuser, pursuant to which the homebuilding subsidiary of Weyerhaeuser, WRECO (with certain exclusions), will be combined with TRI Pointe, TRI Pointe will file a registration statement on Form S-4 with the Securities and Exchange Commission (“SEC”), which will include a prospectus. TRI Pointe will also file a proxy statement which will be sent to the TRI Pointe shareholders in connection with their vote required in connection with the transaction. In addition, WRECO expects to file a registration statement in connection with its separation from Weyerhaeuser. Investors and security holders are urged to read the proxy statement and registration statement/prospectus and any other relevant documents when they become available, because they will contain important information about TRI Pointe, the real estate business of Weyerhaeuser and the proposed transaction. The proxy statement and registration statement/prospectus and other documents relating to the proposed transaction (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. These documents (when they are available) can also be obtained free of charge from Weyerhaeuser upon written request to Weyerhaeuser Company, 33663 Weyerhaeuser Way South, Federal Way, Washington 98003, Attention: Vice President, Investor Relations, or by calling (800) 561-4405, or from TRI Pointe upon written request to TRI Pointe Homes, Inc., 19520 Jamboree Road, Irvine, California 92612, Attention: Investor Relations, or by calling (949) 478-8696.

Participants in the Solicitation:

This communication is not a solicitation of a proxy from any security holder of TRI Pointe or Weyerhaeuser. However, Weyerhaeuser, TRI Pointe and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from TRI Pointe’s shareholders in connection with the proposed transaction. Information about the Weyerhaeuser’s directors and executive officers may be found in its Annual Report on Form 10-K for the year ended December 31, 2012 filed with the SEC on February 19, 2013 and the definitive proxy statement relating to its 2013 Annual Meeting of Shareholders filed with the SEC on February 26, 2013. Information about the TRI Pointe’s directors and executive officers may be found in its Annual Report on Form 10-K for the year ended December 31, 2012 filed with the SEC on March 28, 2013. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the direct and indirect interests of these participants, whether by security holdings or otherwise, will be included in the registration statement/prospectus, proxy statement and other relevant materials to be filed with the SEC when they become available.

Non-Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

For TRI Pointe Homes:

Investor Relations – TRI Pointe Homes, Inc.

Brad Cohen or Jeremy Pinchot, 949-478-8696

InvestorRelations@TRIPointeHomes.com

Media Relations – TRI Pointe Homes, Inc.

Phil Denning, Jason Chudoba, Mary McCeney

ICR, Inc.

Phone: 203-682-8200

TRIPointe@icrinc.com